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                                                                    EXHIBIT 32.2

                        CERTIFICATIONS OF THE CEO AND CFO
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

      In connection with the Quarterly Report of First McMinnville Corporation (the "Company") on Form 10-Q for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenny D. Neal, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/  Kenny D. Neal
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Chief Financial Officer
May 12, 2006

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 *As set forth in Item 601 of Regulation S-K, any certification furnished pursuant to this Item will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section.